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                                                                    EXHIBIT 23.2

                 "CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS"

               As independent Chartered Accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Travlang, Inc. (the "Company") of our report dated May 27, 2002 included in the Company's Report on Form 8-K.

                                             /s/  SF  Partnership,  LLP
                                             "SF  Partnership,  LLP"
                                             Chartered  Accountants

Toronto, CANADA
December  27,  2002

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